Exhibit 10.1

CONFIRMATION OF EXTENSION PERIOD RENT

This CONFIRMATION OF RENEWAL PERIOD RENT (this "Agreement") is made effective as of the 31st day of March 2023 (the "Effective Date"), by and between PHR STPFL, LLC, a Delaware limited liability company ("Landlord"), and PHR STPFL OPCO SUB, LLC, a Delaware limited liability company ("Tenant").

WITNESSETH:

WHEREAS, Landlord and Tenant are parties to that certain Hotel Lease dated March 29, 2018 (the "Lease") for certain real property located at 940 5th Avenue, St. Petersburg, Florida as more particularly described in the lease (the "Land") and all improvements thereon, including the building that is being operated as a hotel, furniture, furnishings equipment, fixtures, and other personal property that is owned by Landlord (the "Leased Property").

WHEREAS, in connection with the automatic extension of Term pursuant to Section 2.2 of the Lease, Landlord and Tenant desire to confirm and agree upon the Base Rent and Percentage Rent during the first Renewal Term of the Lease, in the manner herein set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by the parties hereto to one another, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

1.                  Definitions/Recitals. Terms used but not defined in this Agreement will have the definitions given to them in the Lease. The recitals set forth above are incorporated herein and made a part of this Agreement to the same extent as if set forth herein in full.

2.                  Rent. During the Renewal Term, Rent shall be paid in accordance with the following:

Fixed Rent: Fixed Rent shall be paid monthly in the amounts shown on the table attached hereto as Exhibit A.

Percentage Rent: Percentage Rent shall be paid monthly in the percentages in excess of the corresponding Gross Revenue figure as shown on the table attached hereto as Exhibit B.

Except as provided above, the specific method and timing of payment of Rent under this Section 3 shall continue to be governed by the Lease.

3.                  Ratifications. Except as provided otherwise herein, the Lease shall remain in full force and effect, and Landlord and Tenant hereby ratify and reaffirm the terms, covenants, premises, warranties, representations and conditions hereof and thereof. The Lease, as amended hereby, shall be binding upon, and shall inure to the benefit of the parties hereto, and their respective heirs, successors, assigns and anyone claiming by, through and under any of them, whether voluntary by act of the parties or involuntary by operation of law.

4.                  Authority. By execution hereof, each of Tenant and Landlord represents and warrants that it has the power to make, deliver and perform under this Agreement.

5.                  Counterpart Execution. This Agreement may be executed in one or more signature page counterparts, each of which, when combined with the remainder of this Agreement, shall constitute one and the same document. Transmission of an executed signature page of this Agreement by email shall be effective to create a binding agreement, but the transmitting party must thereafter provide an original signature page to the other party upon request.

[Signatures appear on next page]

       IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered effective as of the day and year first above written.

LANDLORD:

PHR STPFL, LLC,
a Delaware limited liability company

By:	/s/ James A. Procaccianti
Name:	James A. Procaccianti
Its:	Authorized Signer

TENANT:

PHR STPFL OPCO SUB, LLC,
a Delaware limited liability company

By:	/s/ James A. Procaccianti
Name:	James A. Procaccianti
Its:	Authorized Signer

Exhibit A

Fixed Rent

Month/Year	Fixed Rent
4/30/23	107,866
5/31/23	58,930
6/30/23	51,579
7/31/23	54,901
8/31/23	34,492
9/30/23	43,221
10/31/23	36,956
11/30/23	43,116
12/31/23	42,880
1/31/24	62,401
2/29/24	109,064
3/31/24	150,965
4/30/24	110,105
5/31/24	48,794
6/30/24	41,300
7/31/24	47,793
8/31/24	21,892
9/30/24	41,406
10/31/24	92,017
11/30/24	50,087
12/31/24	41,621

1/31/25	64,273
2/28/25	112,336
3/31/25	155,494
4/30/25	113,408
5/31/25	50,258
6/30/25	42,539
7/31/25	49,227
8/31/25	22,548
9/30/25	42,648
10/31/25	94,777
11/30/25	51,589
12/31/25	42,870
1/31/26	66,201
2/28/26	115,706
3/31/26	160,159
4/30/26	116,810
5/31/26	51,765
6/30/26	43,815
7/31/26	50,704
8/31/26	23,225
9/30/26	43,928
10/31/26	97,621
11/30/26	53,137
12/31/26	44,156

1/31/27	68,187
2/28/27	119,177
3/31/27	164,964
4/30/27	120,315
5/31/27	53,318
6/30/27	45,129
7/31/27	52,225
8/31/27	23,922
9/30/27	45,246
10/31/27	100,549
11/30/27	54,731
12/31/27	45,481
1/31/28	69,483
2/29/28	122,429
3/31/28	170,470

Exhibit B

Percentage Rent

Month/Year	Gross Revenue Floor	Percentage Rent
4/30/23	378,466	71.25%
5/31/23	279,469	52.72%
6/30/23	258,502	49.88%
7/31/23	277,700	49.42%
8/31/23	230,677	37.38%
9/30/23	243,971	44.29%
10/31/23	229,640	40.23%
11/30/23	240,854	44.75%
12/31/23	245,206	43.72%
1/31/24	241,800	64.52%
2/29/24	368,729	73.95%
3/31/24	471,055	80.12%
4/30/24	379,655	72.50%
5/31/24	265,391	45.96%
6/30/24	257,600	40.08%
7/31/24	278,280	42.94%
8/31/24	230,433	23.75%
9/30/24	250,551	41.32%
10/31/24	336,334	68.40%
11/30/24	260,749	48.02%
12/31/24	260,418	39.96%
1/31/25	249,054	64.52%
2/28/25	379,791	73.95%
3/31/25	485,187	80.12%
4/30/25	391,044	72.50%
5/31/25	273,353	45.96%
6/30/25	265,328	40.08%
7/31/25	286,628	42.94%
8/31/25	237,346	23.75%
9/30/25	258,067	41.32%
10/31/25	346,424	68.40%
11/30/25	268,571	48.02%
12/31/25	268,230	39.96%
1/31/26	256,526	64.52%
2/28/26	391,184	73.95%
3/31/26	499,742	80.12%
4/30/26	402,776	72.50%
5/31/26	281,554	45.96%

6/30/26	273,288	40.08%
7/31/26	295,227	42.94%
8/31/26	244,466	23.75%
9/30/26	265,809	41.32%
10/31/26	356,817	68.40%
11/30/26	276,628	48.02%
12/31/26	276,277	39.96%
1/31/27	264,221	64.52%
2/28/27	402,920	73.95%
3/31/27	514,734	80.12%
4/30/27	414,859	72.50%
5/31/27	290,000	45.96%
6/30/27	281,486	40.08%
7/31/27	304,084	42.94%
8/31/27	251,800	23.75%
9/30/27	273,784	41.32%
10/31/27	367,522	68.40%
11/30/27	284,927	48.02%
12/31/27	284,566	39.96%
1/31/28	285,098	60.93%
2/29/28	434,756	70.40%
3/31/28	555,405	76.73%